SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 20, 2006

Progenics Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-23143	13-3379479

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

777 Old Saw Mill River Road, Tarrytown, New York	10591

(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code (914) 789-2800

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

           ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

           ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

          ☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

           ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Section 1 - Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

At its meeting on February 20, 2006, the Compensation Committee of the Board of Directors of Progenics Pharmaceuticals, Inc. approved the following salary increases for 2006 and made the following cash bonus awards for 2005 to the specified named executive officers (as defined in Regulation S-K Item 402(a)(3)) of the Company:

Name	Title	2005 Salary	2006 Salary	Cash Bonus
Mark R. Baker	Senior Vice President and General Counsel	$280,000	$300,000	$200,000
Robert J. Israel, M.D.	Senior Vice President, Medical Affairs	312,000	325,000	125,000
Alton B. Kremer, M.D.	Vice President, Clinical Research	320,000	340,000	125,000
Robert A. McKinney	Senior Vice President, Finance and Operations Chief Financial Officer	230,000	250,000	150,000

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                    PROGENICS PHARMACEUTICALS, INC.

                    By:  /s/ Robert A. McKinney
                        Robert A. McKinney
                        Senior Vice President, Finance and Operations
                        Chief Financial Officer

Date: February 22, 2006